UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2021
BellRing Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39093		83-4096323
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRBR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.    Results of Operation and Financial Condition.

On May 6, 2021, BellRing Brands, Inc. (the "Company") issued a press release announcing results for its second fiscal quarter ended March 31, 2021 and providing a financial outlook for fiscal year 2021. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. In addition, on May 6, 2021, the Company published to the "Investor Relations" section of its website, www.bellringbrands.com, a supplemental presentation related to results for its second fiscal quarter ended March 31, 2021. A copy of the presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in Item 2.02, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Newly Elected Directors.

On May 5, 2021, the Board of Directors (the “Board”) of the Company appointed Chonda J. Nwamu to serve as a Class III    director of the Board, effective May 5, 2021. With the addition of Ms. Nwamu, the Board of Directors now consists of six members. Ms. Nwamu’s initial term will expire at the Company’s Annual Meeting of Shareholders in 2022. The Board has determined that Ms. Nwamu is independent under the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

Ms. Nwamu was appointed to the Board after a thorough review of her qualifications by the Corporate Governance and Compensation Committee of the Board. Ms. Nwamu will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation program described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission on January 20, 2021. There is no arrangement or understanding between Ms. Nwamu and any other persons pursuant to which she was appointed as a director, and there are no transactions in which she has an interest requiring disclosure under Item 404(a) of Regulation S-K. The Company expects to enter into its standard form of indemnification agreement with Ms. Nwamu. A form of the indemnification agreement was previously filed by the Company as Exhibit 10.7 to the Company’s Form 8-K, filed with the Securities and Exchange Commission on October 21, 2019.

Item 7.01.    Regulation FD Disclosure.

The Company issued a press release announcing the appointment of Ms. Nwamu to the Board, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.3 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 6, 2021 - Second Quarter Earnings
99.2	Second Quarter Fiscal Year 2021 Supplemental Presentation
99.3	Press Release dated May 6, 2021 - Appointment of Chonda J. Nwamu to Board
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 6, 2021	BellRing Brands, Inc.
(Registrant)

	By:	/s/ Paul A. Rode
	Name:	Paul A. Rode
	Title:	Chief Financial Officer